FOR IMMEDIATE RELEASE
CONTACT:                Paul D. Geraghty, President and CEO
PHONE:                      215-513-2391

HARLEYSVILLE NATIONAL CORPORATION REPORTS
THIRD QUARTER EARNINGS OF $6.6 MILLION

HARLEYSVILLE, PA (October 15, 2008) - Harleysville National Corporation (NASDAQ: HNBC) today reported net income of $6.6 million, or $.21 per diluted share, for the third quarter of 2008, compared to $7.2 million or $.25 per diluted share for the third quarter of 2007.  For the nine months ended September 30, 2008, net income was $21.3 million or $.67 per diluted share compared to $20.4 million or $.70 per diluted share during the comparable period in 2007.  Net income for the third quarter and year to date 2008 included pre-tax merger costs of $974,000, or $.02 per diluted share related to the acquisition of Willow Financial Bancorp, Inc. expected to close during the fourth quarter.  These charges include system conversion, integration consulting and severance expenses associated with the acquisition.  Harleysville expects to incur additional merger-related expenses in the fourth quarter of 2008.
Paul D. Geraghty, President and CEO, said, “Despite the difficult economic environment and the turmoil in the financial markets, Harleysville's third quarter performance was stable.  Earnings, excluding merger costs, were level on a sequential basis. Year over year loan and deposit growth was largely driven by a combination of organic loan growth of $111.7 million and deposit growth of $87.2 million along with the impact of the East Penn Financial acquisition, which closed in November 2007.”
    Mr. Geraghty continued, “While many banks and financial institutions are struggling to survive today, Harleysville is open for business for reasonable transactions with creditworthy relationships in our market territory.  We remain well-capitalized with good liquidity.  We continue to place significant effort on credit management and have increased resources to contend with the economy.”

Mr. Geraghty continued, “The acquisition of Willow Financial Bank continues to move forward, and earlier this month we received needed approvals from the Office of the Comptroller of the Currency.  The Office of Thrift Supervision has also not objected to the transaction, and we expect to receive approvals from the Federal Reserve Board and the Pennsylvania Department of Banking by the end of October.  Once those approvals are in place we will move quickly to close the transaction, and expect to accomplish this by early December 2008.”
Mr. Geraghty concluded, “We continue to move toward our strategic goals, however, there is no single initiative that will drive us there overnight.  With our continued focus on our three-fold strategy to drive improvement through expansion, empowerment, and effectiveness, we have derived multiple benefits.  The acquisition of Willow Financial is a key milestone in that regard.  With many of our larger competitors in Southeastern Pennsylvania experiencing dramatic changes, we believe that the market opportunity for a strong locally-headquartered community bank with the scale, market presence, and sophisticated product set of the combined Harleysville National/Willow Financial Bank will be significant.”
The following is an overview of the key financial highlights for the quarter:
·	Total assets were $3.9 billion at September 30, 2008, an increase of 16.8% from $3.4 billion at September 30, 2007.
·	Loans were $2.5 billion, an increase of 21.1% from $2.1 billion at September 30, 2007. Deposits were $3.02 billion, up 18.6% from $2.54 billion last year.
·
Net interest income on a tax equivalent basis in the third quarter of 2008 increased $4.8 million or  21.6% from the same period in 2007 mainly as a result of a decrease in customer deposit costs and the East Penn acquisition as well as organic loan growth.  Third quarter net interest margin was 3.02%, increasing 14 basis points year over year and decreasing 4 basis points sequentially.

·
Nonperforming assets were $38.8 million at September 30, 2008.  Nonperforming assets as a percentage of total assets were 0.98% at September 30, 2008, compared to 1.01% at June 30, 2008 and 0.46% at September 30, 2007.  Net charge-offs were $2.1 million, compared to $1.5 million in the third quarter of 2007.  The allowance for credit losses increased to $31.7 million at quarter end, compared to $31.2 million at June 30, 2008, and $22.6 million at September 30, 2007.  Provision for loan losses increased to $2.6 million from $2.5 million during the third quarter of 2007.

●
Noninterest income was $10.4 million during the quarter, an increase of 7.0% from $9.8 million in last year’s second quarter, driven by growth in service  charges on deposits of $964,000 partially offset by a decrease in wealth management income of $746,000.

●
Noninterest expense was $25.2 million, an increase of 33.4% from $18.9 million in the third quarter of 2007, driven by the acquisition of East Penn, charges related to the upcoming merger with Willow Financial Bancorp as well as branch expansion. Occupancy expenses increased due to the addition of the East Penn branches as well as rent expense on the bank properties in the sale-leaseback transaction completed in the fourth quarter of 2007. Other expenses increased mostly due to additional professional and consulting fees, FDIC insurance assessments and the identifiable intangible asset amortization related to the East Penn acquisition.

Harleysville National Corporation, with assets of $3.9 billion, is the holding company for Harleysville National Bank (HNB) and its division, East Penn Bank (EPB).  Investment Management and Trust Services are provided through Millennium Wealth Management and Cornerstone, divisions of HNB, with assets under management of $2.7 billion.  Harleysville National Corporation stock is traded under the symbol "HNBC" and is commonly quoted on the NASDAQ Global Select Market®.   For more information, visit the Harleysville National Corporation website at www.hncbank.com.

The following disclosure is made in accordance with Rule 165 of the Securities and Exchange Commission.
Harleysville National Corporation has filed a registration statement on Form S-4 in connection with the merger transaction, and Harleysville National Corporation and Willow Financial Bancorp mailed a joint proxy statement/prospectus to their respective shareholders in connection with the transaction. Shareholders and investors are urged to read the joint proxy statement/prospectus, because it contains important information about Harleysville National Corporation, Willow Financial Bancorp and the transaction. You may obtain a free copy of the proxy statement/prospectus as well as other filings containing information about Harleysville National Corporation, at the SEC’s web site at www.sec.gov. A free copy of the proxy statement/prospectus, and the filings with the SEC that are incorporated by reference in the proxy statement/prospectus, may also be obtained from Harleysville National Corporation by directing the request to: George Rapp, Executive Vice President and CFO, Harleysville National Corporation, 483 Main Street, Harleysville, Pennsylvania, 19438, telephone 215-513-2307.

- # # # -

This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  Actual results and trends could differ materially from those set forth in such statements due to various factors.  Such factors include the possibility that increased demand or prices for the Corporation’s financial services and products may not occur, changing economic and competitive conditions, technological developments, and other risks and uncertainties, including those detailed in the Corporation’s filings with the Securities and Exchange Commission.

-more-

Harleysville National Corporation
Consolidated Selected Financial Data (1)
(Dollars in thousands, except per share data)
September 30, 2008
(unaudited)

For the period:		Three Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2008	2008	2008	2007	2007
Interest Income	$49,942	$49,353	$52,416	$51,133	$49,022
Interest Expense	24,645	24,164	28,209	29,555	28,158
Net Interest Income	25,297	25,189	24,207	21,578	20,864
Provision for Loan Losses	2,580	3,107	1,960	4,475	2,525
Net Interest Income after
Provision for Loan Losses	22,717	22,082	22,247	17,103	18,339

Service Charges	3,424	3,312	3,113	2,870	2,460
Gains/(Losses) on Sales of Investment Securities, Net	-	97	128	657	(58)
Gain on Sale-Leaseback of Bank Properties	-	-	-	2,788	-
Wealth Management Income	3,779	4,567	4,277	5,019	4,525
Bank-Owned Life Insurance Income	706	657	684	656	648
Other Income	2,536	2,963	2,630	2,181	2,190
Total Noninterest Income	10,445	11,596	10,832	14,171	9,765

Salaries, Wages and Employee Benefits	13,539	14,201	13,859	13,050	11,735
Occupancy	2,412	2,441	2,585	2,043	1,731
Furniture and Equipment	1,074	1,083	1,094	1,051	897
Merger Charges	974	-	-	339	25
Other Expenses	7,154	6,733	6,180	7,096	4,468
Total Noninterest Expense	25,153	24,458	23,718	23,579	18,856

Income Before Income Taxes	8,009	9,220	9,361	7,695	9,248
Income Tax Expense	1,370	1,893	2,057	1,514	2,047
Net Income	$6,639	$7,327	$7,304	$6,181	$7,201

Per Common Share Data:
Weighted Average Common Shares - Basic	31,385,257	31,359,011	31,346,833	30,075,054	28,881,006
Weighted Average Common Shares - Diluted	31,551,026	31,521,608	31,522,736	30,278,743	29,107,274
Net Income Per Share - Basic	$0.21	$0.24	$0.23	$0.20	$0.25
Net Income Per Share - Diluted	$0.21	$0.23	$0.23	$0.20	$0.25
Cash Dividend Per Share	$0.20	$0.20	$0.20	$0.20	$0.20
Book Value	$9.90	$10.45	$10.95	$10.83	$10.19
Market Value	$16.98	$11.16	$14.42	$14.57	$15.89

For the period:	Nine Months Ended
	September 30,
	2008	2007
Interest Income	$151,711	$143,428
Interest Expense	77,018	82,572
Net Interest Income	74,693	60,856
Provision for Loan Losses	7,647	6,075
Net Interest Income after
Provision for Loan Losses	67,046	54,781

Service Charges	9,849	6,820
Gains on Sales of Investment Securities, Net	225	475
Wealth Management Income	12,623	13,623
Bank-Owned Life Insurance Income	2,047	1,833
Other Income	8,129	6,416
Total Noninterest Income	32,873	29,167

Salaries, Wages and Employee Benefits	41,599	35,782
Occupancy	7,438	4,965
Furniture and Equipment	3,251	2,890
Merger Charges	974	84
Other Expenses	20,067	14,055
Total Noninterest Expense	73,329	57,776

Income Before Income Taxes	26,590	26,172
Income Tax Expense	5,320	5,758
Net Income	$21,270	$20,414

	Nine Months Ended
	September 30,
Per Common Share Data:	2008	2007
Weighted Average Common Shares - Basic	31,363,779	28,930,073
Weighted Average Common Shares - Diluted	31,531,942	29,183,811
Net Income Per Share - Basic	$0.68	$0.71
Net Income Per Share - Diluted	$0.67	$0.70
Cash Dividend Per Share	$0.60	$0.60

	2008	2008	2008	2007	2007
Asset Quality Data:	3Q	2Q	1Q	4Q	3Q
Nonaccrual Loans	$36,278	$36,284	$23,819	$21,091	$14,507
90 + Days Past Due Loans	1,275	1,676	1,702	857	1,119
Nonperforming Loans	37,553	37,960	25,521	21,948	15,626
Net Assets in Foreclosure	1,221	1,189	1,536	28	28
Nonperforming Assets	$38,774	$39,149	$27,057	$21,976	$15,654
Loan Loss Reserve	$31,668	$31,174	$28,490	$27,328	$22,622
Loan Loss Reserve / Loans	1.25%	1.25%	1.15%	1.11%	1.08%
Loan Loss Reserve / Nonperforming Loans	84.3%	82.1%	111.6%	124.5%	144.8%
Nonperforming Assets / Total Assets	0.98%	1.01%	0.69%	0.56%	0.46%
Net Loan Charge-offs	$2,086	$423	$798	$3,019	$1,549
Net Loan Charge-offs (annualized)
/ Average Loans	0.33%	0.07%	0.13%	0.53%	0.29%

	2008	2008	2008	2007	2007
Selected Ratios (annualized):	3Q	2Q	1Q	4Q	3Q
Return on Average Assets	0.68%	0.76%	0.75%	0.68%	0.86%
Return on Average Shareholders' Equity	8.20%	8.79%	8.55%	7.74%	9.86%
Yield on Earning Assets (FTE)	5.76%	5.80%	6.07%	6.28%	6.50%
Cost of Interest Bearing Funds	3.10%	3.12%	3.60%	4.02%	4.19%
Net Interest Margin (FTE)	3.02%	3.06%	2.91%	2.76%	2.88%
Leverage Ratio	8.13%	8.18%	8.07%	8.72%	9.98%

Selected Ratios (annualized):	2008 Year-to-date	2007 Year-to-date

Return on Average Assets	0.73%	0.83%
Return on Average Shareholders' Equity	8.52%	9.34%
Yield on Earning Assets (FTE)	5.88%	6.43%
Cost of Interest Bearing Funds	3.27%	4.17%
Net Interest Margin (FTE)	3.00%	2.84%

Balance Sheet (Period End):	2008	2008	2008	2007	2007
	3Q	2Q	1Q	4Q	3Q
Assets	$3,949,730	$3,882,232	$3,894,019	$3,903,001	$3,380,519
Earning Assets	3,626,352	3,544,587	3,569,040	3,579,211	3,143,019
Investment Securities	983,349	1,014,134	1,048,915	982,915	929,103
Loans	2,539,037	2,501,968	2,481,930	2,460,823	2,095,800
Other Earning Assets	103,966	28,485	38,195	135,473	118,116
Interest-Bearing Liabilities	3,221,921	3,114,993	3,129,316	3,135,085	2,737,079
Total Deposits	3,018,276	2,865,148	2,987,907	2,985,058	2,544,340
Noninterest-Bearing Deposits	343,308	362,750	355,027	358,258	309,489
Interest-Bearing Checking	430,607	422,850	399,178	482,104	494,653
Money Market	727,693	756,588	854,831	796,325	727,486
Savings	182,342	183,226	171,337	145,681	106,890
Time Deposits	1,334,326	1,139,734	1,207,534	1,202,690	905,822
Total Borrowed Funds	546,953	612,595	496,436	508,285	502,228
Federal Home Loan Bank	213,755	223,764	208,774	216,785	204,750
Other Borrowings	333,198	388,831	287,662	291,500	297,478
Shareholders' Equity	310,994	327,910	343,282	339,310	294,394

Balance Sheet (Average):	2008	2008	2008	2007	2007
	3Q	2Q	1Q	4Q	3Q
Assets	$3,899,593	$3,856,900	$3,890,959	$3,589,139	$3,309,516
Earning Assets	3,580,454	3,552,208	3,590,965	3,326,663	3,081,953
Investment Securities	1,002,901	1,029,502	1,043,566	962,918	933,672
Loans	2,522,034	2,491,894	2,463,242	2,278,188	2,090,440
Other Earning Assets	55,519	30,812	84,157	85,557	57,841
Interest-Bearing Liabilities	3,158,464	3,114,520	3,151,996	2,914,269	2,666,889
Total Deposits	2,923,815	2,900,523	2,977,052	2,718,625	2,477,260
Noninterest-Bearing Deposits	348,183	340,802	324,120	313,556	312,123
Interest-Bearing Checking	428,078	415,398	436,828	480,003	509,168
Money Market	739,931	804,890	822,411	768,596	740,678
Savings	182,403	176,917	156,211	122,442	113,957
Time Deposits	1,225,220	1,162,516	1,237,482	1,034,028	801,334
Total Borrowed Funds	582,832	554,799	499,064	509,200	501,752
Federal Home Loan Bank	217,717	213,860	211,607	211,043	191,141
Other Borrowings	365,115	340,939	287,457	298,157	310,611
Shareholders' Equity	322,077	335,311	343,400	316,778	289,828

Average Balance Sheets and Interest Rates - Fully-Taxable Equivalent Basis

	Three Months Ended September 30, 2008			Three Months Ended September 30, 2007
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Earning assets:
Investment securities
Taxable investments	$701,626	$9,518	5.40%	$669,051	$8,769	5.20%
Non-taxable investments (2)	301,275	4,554	6.01%	264,621	4,004	6.00%
Total investment securities	1,002,901	14,072	5.58%	933,672	12,773	5.43%
Federal funds sold and deposits in banks	55,519	232	1.66%	57,841	661	4.53%
Loans(2) (3)	2,522,034	37,541	5.91%	2,090,440	37,094	7.04%
Total earning assets	3,580,454	51,845	5.76%	3,081,953	50,528	6.50%
Noninterest-earning assets	319,139			227,563
Total assets	$3,899,593			$3,309,516

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Interest-bearing deposits:
Savings and money market	$1,350,412	5,780	1.70%	$1,363,803	12,276	3.57%
Time	1,225,220	12,976	4.21%	801,334	9,652	4.78%
Total interest-bearing deposits	2,575,632	18,756	2.90%	2,165,137	21,928	4.02%
Borrowed funds	582,832	5,889	4.02%	501,752	6,230	4.93%
Total interest-bearing liabilities	3,158,464	24,645	3.10%	2,666,889	28,158	4.19%
Noninterest-bearing liabilities:
Demand deposits	348,183			312,123
Other liabilities	70,869			40,676
Total noninterest-bearing liabilities	419,052			352,799
Total liabilities	3,577,516			3,019,688
Shareholders' equity	322,077			289,828
Total liabilities and shareholders' equity	$3,899,593			$3,309,516

Net interest spread			2.66%			2.31%
Effect of noninterest-bearing sources			0.36%			0.57%
Net interest income/margin on earning assets		$27,200	3.02%		$22,370	2.88%
Less tax equivalent adjustment		1,903			1,506
Net interest income		$25,297			$20,864

	Nine Months Ended September 30, 2008			Nine Months Ended September 30, 2007
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Earning assets:
Investment securities
Taxable investments	$731,870	$28,894	5.27%	$676,787	$25,821	5.10%
Non-taxable investments (2)	293,371	13,290	6.05%	261,458	11,849	6.06%
Total investment securities	1,025,241	42,184	5.50%	938,245	37,670	5.37%
Federal funds sold and deposits in banks	56,825	1,045	2.46%	67,548	2,553	5.05%
Loans(2) (3)	2,492,498	114,013	6.11%	2,070,931	107,708	6.95%
Total earning assets	3,574,564	157,242	5.88%	3,076,724	147,931	6.43%
Noninterest-earning assets	307,982			221,173
Total assets	$3,882,546			$3,297,897

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Interest-bearing deposits:
Savings and money market	$1,387,554	19,536	1.88%	$1,385,133	37,212	3.59%
Time	1,208,467	40,414	4.47%	806,638	28,670	4.75%
Total interest-bearing deposits	2,596,021	59,950	3.08%	2,191,771	65,882	4.02%
Borrowed funds	545,701	17,068	4.18%	458,523	16,690	4.87%
Total interest-bearing liabilities	3,141,722	77,018	3.27%	2,650,294	82,572	4.17%
Noninterest-bearing liabilities:
Demand deposits	337,739			311,491
Other liabilities	69,531			43,915
Total noninterest-bearing liabilities	407,270			355,406
Total liabilities	3,548,992			3,005,700
Shareholders' equity	333,554			292,197
Total liabilities and shareholders' equity	$3,882,546			$3,297,897

Net interest spread			2.61%			2.26%
Effect of noninterest-bearing sources			0.39%			0.58%
Net interest income/margin on earning assets		$80,224	3.00%		$65,359	2.84%
Less tax equivalent adjustment		5,531			4,503
Net interest income		$74,693			$60,856

(1) Certain prior period amounts have been reclassified to conform to current period presentation.
(2) The interest earned on nontaxable investment securities and loans is shown on a tax equivalent basis (tax rate of 35%).
(3) Nonaccrual loans have been included in the appropriate average loan balance category, but interest on nonaccrual loans has not been included for purposes of determining interest income.